SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 19, 1998


                       Consolidated Technology Group Ltd.
             (Exact name of Registrant as Specified in its Charter)

          New York                       0-4186               13-1948169
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File No.)          Identification No.)


                     160 Broadway, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500.

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Item 5.  Other Events.

         On April 14, 1998, George W. Mahoney, Chief Financial Officer of Consolidated Technology Group Ltd. (the "Company") gave notice to the Company that he was exercising his right under his employment agreement (the "Original Agreement") to terminate his employment on ninety days' notice. At that time, Mr. Mahoney also advised the Company that, in his view, the Original Agreement required the Company to pay him a lump sum payment equal to his salary for the balance of the term of the Original Agreement, which was approximately $2.4 million. The Company's board of directors informed Mr. Mahoney at the time that it was evaluating the Company's and Mr. Mahoney's respective rights under the Original Agreement.

         Shortly thereafter, the Company's board of directors and Mr. Mahoney entered into a series of discussions regarding the possibility that Mr. Mahoney might reconsider his decision to terminate his employment and otherwise continue to serve the Company as its Chief Financial Officer. On June 16, 1998, such discussions culminated in the execution by Mr. Mahoney and the Company of an Amended and Restated Employment Agreement (the "Amended Agreement"), whereby Mr. Mahoney would continue to serve the Company as Chief Financial Officer for a term that would commence on June 1, 1998 and expire May 31, 1999.

         The material provisions of the Amended Agreement include the establishment of Mr. Mahoney's salary at $202,000 per annum, and the agreement by the Company to pay Mr. Mahoney $350,000 in settlement with respect to his claims under the Original Agreement (the "Termination Payment"). The termination payment was received on June 19, 1998 which effectuated the Amended Agreement and general release.

         The Company also delivered a general release to Mr. Mahoney at the same time that it delivered the executed Amended Agreement. By its terms, the general release extinguishes any claims that the Company might have had against Mr. Mahoney, whether known or unknown, arising from or in connection with Mr. Mahoney's activities by, or on behalf of, the Company as an officer, director or shareholder, or otherwise, prior to and including April 3, 1998.

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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               (i) Amended and Restated Employment Agreement, dated as of June 16, 1998 and effective on June 19, 1998, between George W. Mahoney and Consolidated Technology Group Ltd.

               (ii) General Release dated as of June 16, 1998 and effective on June 19, 1998, by and between George W. Mahoney and Consolidated Technology Group Ltd.

                                      - 2 -
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CONSOLIDATED TECHNOLOGY GROUP LTD.


                                       By:/S/______________
Date: July 2, 1998                        Seymour Richter
                                          President

Exhibit (i)


                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT made as of the 16th day of June, 1998, by and between GEORGE W. MAHONEY, an individual residing at 21082 Sweetwater Lane North, Boca Raton, Florida 33428 ("Executive") and CONSOLIDATED TECHNOLOGY GROUP LTD., a New York corporation with offices at 160 Broadway, New York, New York 10038 (the "Company").

                              W I T N E S S E T H :

         WHEREAS, the Company, through its three wholly owned subsidiaries, is engaged in a variety of businesses including temporary staffing, telecommunications and computer processing and technology; and

         WHEREAS, the Company requires the services of an experienced Chief Financial Officer to render to the Company and its subsidiaries a variety of financial services which are customarily performed by such corporate officer; and

         WHEREAS, Executive is familiar with all of the operations of the Company and its subsidiaries and has experience and expertise in rendering the financial services required by the Company and its subsidiaries; and

         WHEREAS, for the foregoing reasons, the Company desires to employ the Executive as its Chief Financial Officer, and Executive is desirous of being so employed, all on and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged, the parties hereto do hereby agree as follows:

         1. Employment. During the Term (as hereinafter defined) of this Agreement, the Company hereby employs Executive as its Chief Financial Officer, upon and subject to the terms and conditions set forth in this Agreement. Executive hereby agrees to accept such employment, upon and subject to the terms and conditions set forth in this Agreement.

         2. Executive's Duties and Responsibilities.

              2.1. Executive will perform all of the services customarily associated with the position of Chief Financial Officer during the Term of this Agreement, subject to the policies established by and under the direction of the Board of Directors and Chief Executive Officer of the Company. Executive also agrees to perform such other duties and responsibilities

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consistent with such positions as the Board of Directors or the Chief Executive
Officer may assign to him from time to time during the Term hereof.

              2.2. Executive agrees to devote all of his business time, attention and energy to the performance of his duties under this Agreement during the Term hereof and shall perform such duties diligently, in good faith and in a manner consistent with the best interests of the Company. Reference is made to that certain Consulting Agreement dated March 31, 1998 (the "Consulting Agreement") by and between Executive and Comprehensive Medical Imaging, Inc. ("CMI") pursuant to which Executive is required, for a period expiring on September 30, 1998 (subject to extension by CMI for an additional six month period) to render certain consulting services to CMI which require a portion of Executive's business time and effort. Notwithstanding the aforementioned covenant of Executive to devote all of his business time, attention and energy to the performance of his services under this Agreement, Executive shall not be in breach of this Agreement by reason of the performance of his consulting services for CMI under the Consulting Agreement.

              2.3. Executive further agrees to use his best efforts at all times during the Term hereof to preserve, protect, enhance, and maintain the trade, business and goodwill of the Company. Executive shall perform his services wherever his services are reasonably required but principally at the offices of the Company at 2424 North Federal Highway, Suite 110, Boca Raton, Florida 33431. Executive shall not be required to move his residence from Boca Raton, Florida during the Term of this Agreement. Executive will, when requested by the Company, travel to meet with and report to the Board of Directors and/or the executive officers of the Company's subsidiaries.

         3. Term.
              3.1. Subject to Executive's receipt of the Cancellation Payment (hereinafter defined), the term of this Agreement shall commence as of June 1, 1998 and shall expire on May 31, 1999, subject to earlier termination as hereinafter provided in Paragraph 3.2 hereof (the "Term").

              3.2. Pursuant to the provisions of Paragraph 3.1 above, the Term of this Agreement shall terminate on the earlier to occur of any of the following events:

                   (a) The death of Executive;

                   (b) The Permanent Disability (hereinafter defined) of Executive as provided in Paragraph 6 hereof;

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

                   (c) The breach or default by Executive in the performance or observance of any of the provisions of Paragraph 7 of this Agreement;

                   (d) Any breach of trust or other action by which Executive obtains personal gain at the expense or to the detriment of the Company;

                   (e) The failure of Executive to perform the customary duties of his position or any other breach by Executive of the provisions of this Agreement, provided that Executive is furnished with notice of such breach from the Company (with Executive not participating or voting with respect to any such notice if Executive is a director of the Company) and Executive fails to cure any such breach within thirty (30) days of such notice);

                   (f) A judicial indictment of Executive or a conviction of the Executive for any felony or any other crime involving moral turpitude; or

                   (g) The delivery of notice to the Company by Executive of the termination of this Agreement for any breach or default by the Company of any of its obligations or covenants under this Agreement, provided that any such breach or default is not cured within thirty (30) days after such notice from Executive.

                   (h) The delivery of notice to the Company by Executive of the termination of this Agreement, without cause, at any time after November 1, 1998, provided that any such termination shall not become effective for at least thirty (30) days after the delivery of any such notice.

         4. Compensation.
              4.1. In consideration of the performance of the Executive's services under this Agreement during the Term hereof, the Company shall pay Executive a base salary of Two Hundred Two Thousand Dollars ($202,000) during the Term hereof (the "Base Salary"), such salary to be paid to Executive in equal bi-monthly installments (after the deduction of all applicable withholding and other required payroll deductions), in arrears, during the Term of this Agreement.

              4.2. The Company shall, in addition to the Base Salary, reimburse Executive for all ordinary and necessary out-of-pocket expenses incurred by him in the performance of his services under this Agreement, subject to and upon receipt by the Company of invoices or other documentation in support thereof. Such expenses for which Executive shall be entitled to reimbursement shall include, but not be limited to, all travel

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expenses and all expenses and costs, including, without limitation, all educational courses, required for the maintenance of Executive's license as a certified public accountant.

              4.3. The Company and the Executive entered into an Employment Agreement dated March 21, 1995, as amended through the date hereof (the "Prior Employment Agreement"), pursuant to which the Company agreed, among other things, to employ Executive for a term expiring on December 31, 2007, to pay Executive certain bonus and severance compensation and to issue to Executive certain stock options to purchase shares of the Company's Common Stock, all as more specifically provided in the Prior Employment Agreement. Subject to Executive's receipt of the Cancellation Payment, the Executive has agreed, by virtue of executing this Agreement, to terminate the aforementioned benefits provided for in the Prior Employment Agreement. The Company acknowledges that the provisions of this Agreement, as compared to the Prior Employment Agreement, are significantly more advantageous to the Company. Accordingly, the Company has agreed to pay to the Executive, upon the execution of this Agreement, the sum of $350,000 in consideration of Executive's entering into this Agreement and, in effect, canceling the Prior Employment Agreement (the "Cancellation Payment") and the Executive has agreed to accept such sum therefor. The Cancellation Payment will be made on the date hereof by wire transfer to the Executive's bank account.

         5. Executive Benefits. In addition to the Base Salary, Executive shall receive the following benefits:

              5.1. Executive shall be entitled to four (4) weeks paid vacation and fifteen (15) paid sick days during the Term hereof. Executive shall take such vacation at such times as will not unreasonably interfere with significant activities of the Company and upon reasonable advance notice to the Company.

              5.2. The Company shall pay for and maintain for Executive during the Term of this Agreement, disability insurance providing for the payment to Executive of a minimum of sixty (60%) percent of his Base Salary for any "disability" as defined in such disability insurance policy. During the term hereof, the Company shall also pay for (or reimburse Executive for) the Cobra medical and dental insurance coverage currently in effect for Executive (which insurance currently covers Executive and members of his immediate family) and life insurance upon the life of the Executive in the face value of $1,000,000, the proceeds of which shall be payable to such beneficiary(ies) as shall be designated by Executive from time to time during the Term of this Agreement.

              5.3. During the Term of this Agreement, any life insurance policy maintained for Executive by the Company pursuant

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to Paragraph 5.2 above shall remain the property of the Company; however, upon the expiration or any termination of this Agreement prior thereto, the Executive shall have the right to have such life insurance policy assigned to him (in which event Executive shall pay all costs therefor after the date of any such expiration or termination). The Company shall have the right to terminate any such policy (including the right to receive any unearned premiums previously paid by the Company therefor) if the Executive does not elect to have such policy assigned to him, as aforesaid. Executive must notify the Company at least thirty (30) days prior to the expiration of the Term of this Agreement (or upon any earlier termination thereof) of his determination to have such policy assigned to him. In the event of the termination of this Agreement under Paragraph 3.2(a), the Executive's estate shall be entitled to receive the face value of such life insurance policy. The Company may, at its election at any time during the Term hereof, obtain and maintain at its cost, a key man life insurance policy on the Executive's life with the Company as the beneficiary thereof and Executive will cooperate with the Company and its insurer with respect thereto.

              5.4. The Company agrees that nothing contained in this Agreement is intended to, or shall be deemed to be granted to the Executive in lieu of, or as a limitation upon, any rights and privileges which the Executive may otherwise be entitled to as an executive employee of the Company under any retirement, pension, profit sharing, insurance, hospitalization or other employee benefit plan of any type (including, without limitation, any incentive, profit sharing, bonus or stock option plan) which may hereafter be adopted by the Company or any of its subsidiaries during the Term hereof, it being understood that the Executive shall have the same rights and privileges to participate in such Company benefit plans as any other officer or executive employee of the Company or any of its subsidiaries.

         6. Disability.
              6.1. Subject to the terms of subparagraph 6.2 below, in the event that Executive suffers any illness, injury or other incapacity which causes him to become temporarily disabled during the Term of this Agreement, he shall continue to receive one hundred (100%) percent of the Base Salary for any period of disability not in excess of ninety (90) days. The term "Permanent Disability" as used in this Agreement shall mean any disability of Executive for a period in excess of ninety (90) days. For the purpose of this Paragraph, the terms "disabled" and "disability" shall mean any physical or mental illness, injury or other incapacity which, in the opinion of a doctor reasonably satisfactory to the Company and Executive, renders the Executive unable to perform his duties hereunder. The date that any such disability shall be deemed to have commenced shall be the date Executive first absents himself from work during a continuous

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period of disability as so determined by the doctor hereinabove set forth.

              6.2. Upon any Permanent Disability, the Company may at any time thereafter either reduce the Base Salary to seventy-five (75%) percent of the Base Salary (including all payments Executive may receive under any disability policy maintained by the Company) or terminate this Agreement upon sixty (60) days prior written notice to Executive.

         7. Confidentiality and Non-Disclosure Covenant.
              7.1. During the Term of this Agreement, Executive hereby acknowledges that he may obtain and be entrusted with unpublished confidential and proprietary information relating to the Company's present and proposed business and operations, including, without limitation, financial information relating to the Company's present and proposed business and operations, the cost and pricing of the Company's services, the sales and marketing plans and strategies of the Company, proposed acquisitions of the Company or proposed sales of its subsidiaries, the names and addresses of the Company's accounts and the terms of all material agreements to which the Company is a party. All of such information that may be obtained by Executive shall, for purposes hereof, be referred to as "Confidential Information". Executive hereby agrees that, unless the Confidential Information becomes publicly known through legitimate origin not involving any improper act or omission of Executive, neither he, nor any entity or person owned or controlled directly or indirectly by him, shall, during the Term of this Agreement or thereafter, use for his own benefit or for the benefit of others for any purpose and in any manner whatsoever, divulge to any person, firm, corporation or other entity or otherwise publish or disclose any Confidential Information (except as necessary in connection with the performance of Executive's services under this Agreement). This provision shall survive the expiration or termination of this Agreement. Notwithstanding the foregoing, Executive shall not be in breach of this covenant with respect to any use or disclosure of any Confidential Information by him which is required as a result of any legal process served upon him in any judicial or administrative proceeding (provided that the Company shall be given notice in time to enable it to object to such disclosure) or was obtained by Executive from a third party without such third party's breach of any agreement or obligation of trust.

              7.2. Executive hereby acknowledges and agrees that any actual or threatened breach of the provisions of this Paragraph may cause irreparable harm to the Company and may not be remediable by an action at law for damages and, therefore, the Company shall be entitled to seek, as a non-exclusive remedy, in any court of competent jurisdiction, all equitable remedies

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therefor, including, without limitation, a temporary or permanent injunction or specific performance of the provisions hereof, without the necessity of showing any actual damage or that monetary damages would not provide an adequate remedy at law or posting a bond therefor. The provisions of this Paragraph 7 shall survive the termination or expiration of the Term of this Agreement.

         8. Representations and Warranties of Executive. The Executive represents and warrants to the Company as follows:

              8.1. All action on the part of Executive necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been taken and this Agreement constitutes a valid and legally binding obligation of Executive, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

              8.2. The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any provision of any instrument, judgment, order, writ, decree or agreement to which Executive is a party or by which he is bound.

              8.3. There is no action, suit, proceeding, or investigation pending, or to the knowledge of Executive, currently threatened against Executive, in any way relating to the validity of this Agreement or the right of Executive to enter into or to consummate this Agreement.

              8.4. Except for the representations and warranties of the Company in Paragraph 9 hereof, there have been no other representations or warranties made by or on behalf of the Company to Executive upon which Executive has relied in connection with the negotiation, preparation, execution, delivery, or performance of this Agreement.

         9. Representations and Warranties of the Company. The Company represents and warrants to Executive as follows:

              9.1. All action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been taken and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as

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the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

              9.2. The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under the Company's Certificate of Incorporation or By-Laws or any provision of any instrument, judgment, order, writ, decree or agreement to which the Company is a party or by which it is bound.

              9.3. There is no action, suit, proceeding, or investigation pending, or to the knowledge of the Company, currently threatened against the Company, in any way relating to the validity of this Agreement or the right of the Company to enter into or to consummate this Agreement.

              9.4. Except for the representations and warranties of the Executive in Paragraph 8 hereof, there have been no other representations or warranties made by or on behalf of the Executive to the Company upon which the Company has relied in connection with the negotiation, preparation, execution, delivery, or performance of this Agreement.

         10. Miscellaneous.
              10.1. This Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties, statements, promises, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof, including the Prior Employment Agreement. This Agreement may not be changed or modified except by an instrument in writing signed by the party to be bound thereby. This Agreement has been subject to the mutual consultation, negotiation and agreement of the parties hereto and shall not be construed for or against either party hereto on the basis of such party having drafted this Agreement.

              10.2. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto as follows (or to such other address and/or to such other persons as either of the parties hereto shall specify by notice given in accordance with this provision):

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                   (a) If to the Company:

                       Consolidated Technology Group Ltd.
                       160 Broadway
                       New York, New York 10038

                       Attn: Seymour Richter, President

                       with a copy to:

                       Robert L. Blessey, Esq.
                       51 Lyon Ridge Road
                       Katonah, New York 10536

                                 -and-

                        Martin Siegel, Esq.
                        Berlack, Israels & Berman, LLP
                        120 West 45th Street
                        New York, NY 10036

                   (b)  If to Executive:

                        George W. Mahoney
                        21082 Sweetwater Lane North
                        Boca Raton, FL 33428

         All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

              10.3. Neither party hereto may assign this Agreement or their respective rights, benefits or obligations hereunder without the written consent of the other party hereto.

              10.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, heirs, personal representatives, administrators, executors and permitted assigns. Nothing contained herein is intended to confer upon any person or entity, other than the parties hereto, and their respective successors, heirs, personal representatives, administrators, executors or permitted assigns, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

              10.5. No waiver of this Agreement shall be effective unless in writing and signed by the party to be bound thereby. The waiver by either party hereto of a breach of any provision of this Agreement, or of any representation, warranty, or covenant in this Agreement by the other party hereto, shall

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not be construed as a waiver of any subsequent breach or of any other provision, representation, warranty, or covenant of such other party, unless the instrument of waiver expressly so provides.

              10.6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By his execution hereof, Executive hereby consents and irrevocably submits to the in personam jurisdiction of the Federal and state courts located in the City, County and State of New York and agrees that any process in any action commenced in such courts under this Agreement may be served upon him personally, by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same full force and effect as if personally served upon him in New York City. Each of the parties hereto hereby waives any claim that the jurisdiction of any such court is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. In the event of any action or proceeding under this Agreement, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount determined by the court therein.

              10.7. The parties hereto hereby agree that, at any time and from time to time during the Term hereof, upon the reasonable request of the other party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

              10.8. Each party hereto represents and warrants to the other that it has been represented by independent counsel of his or its own choosing in connection with the negotiation, preparation, and consummation of this Agreement. Except as expressly provided in this Agreement, each of the parties hereto shall bear all of his or its respective costs and expenses incurred in connection with the negotiation, preparation, execution, consummation, performance and/or enforcement of this Agreement, including, without limitation, the fees and disbursements of their respective counsel, financial advisors and accountants.

              10.9. If any term or provision of this Agreement, or the application thereof to any person or circumstance, is finally determined by a court to any extent to be illegal, invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances

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other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted hereunder and by law.

              10.10. During and after the Term of this Agreement, the Company shall defend, indemnify and hold Executive harmless from any claims, causes of action, liabilities, damages, costs or expenses incurred by Executive based upon or in connection with the performance of his services under this Agreement and the Prior Agreement to the fullest extent permitted by the laws of the State of New York and of the By-Laws of the Company. This provision will survive the expiration or termination of the Term of this Agreement. The foregoing is in addition to, but not in lieu of, the Indemnification Agreement dated October 1, 1994 between Executive and the Company.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 16th day of June, 1998.

WITNESS:                               CONSOLIDATED TECHNOLOGY GROUP LTD.


____________________________
                                       By:_______________________________
                                          Seymour Richter, President

WITNESS:


____________________________              _______________________________
                                          George W. Mahoney


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Exhibit (i)

                                  R E L E A S E

         Reference is made to that certain Amended and Restated Employment Agreement dated as of June 16, 1998 by and between George W. Mahoney and Consolidated Technology Group Ltd. ("COTG") (the "Agreement"), the terms of which are incorporated herein by reference thereto.

         In consideration of the execution and delivery of the Agreement by George W. Mahoney and One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, COTG, for itself and on behalf of all past and present subsidiaries thereof (hereinafter collectively referred to as the "Releasor"), hereby unconditionally and irrevocably releases and discharges George W. Mahoney and his heirs, executors, administrators and personal representatives (hereinafter the "Releasee"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (whether known or unknown and whether liquidated or unliquidated), whether asserted individually, derivatively, or in any other capacity, which the Releasor, or any of them, or their respective shareholders, officers, directors, principals, employees or agents, ever had, now have or hereafter can, shall or may have against the Releasee for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever by or on behalf of the Releasee in connection with his activities by or on behalf of Releasor, whether in his capacity as an officer, director or shareholder, or otherwise, from the beginning of the world to and including April 3, 1998.

         This Release contains the full and complete understanding of the parties hereto with respect to the subject matter referred to herein and supersedes any and all other agreements or understandings previously entered into by the parties hereto with respect to the subject matter hereof. No provision of this Release may be amended, modified or waived except by a written instrument executed by the party to be bound thereby.

         If any term or provision of this Release is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining terms or provisions hereof, and each term and provision of this Release shall be enforced to the fullest extent permitted by law.

         Neither party to this Release may assign or otherwise transfer any of his or their rights or obligations under this Release without the express written consent of the other party hereto. This Release shall be binding upon and inure to the

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benefit of the parties hereto and their respective successors, affiliates, permitted assigns, heirs and personal representatives.

         This Release shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed within such state, without regard to the conflicts of laws principles thereof.

         This Release may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document, provided, however, that this Release shall not be effective unless and until each of the parties hereto shall have executed the Agreement and this Release.

         This Release has been duly authorized by all required action of Releasor and Releasee.

         IN WITNESS WHEREOF, the parties hereto have executed this Release as of the 16th day of June, 1998.

WITNESS:                               CONSOLIDATED TECHNOLOGY GROUP LTD.

____________________

____________________                   By:_______________________________
Print Name                                Seymour Richter
                                          President
WITNESS:

____________________


____________________                      _______________________________
Print Name                                George W. Mahoney


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